Soundwatch Hedged Equity Fund

Institutional Class	BHHEX

Supplement dated June 6, 2019
to the Prospectus dated February 28, 2019

Effective March 1, 2019, the Board of Trustees of Trust for Advised Portfolios approved a new Operating Expenses Limitation Agreement which lowers the expense cap of the Soundwatch Core Hedged Equity Fund Institutional Class from 0.85% to 0.66%.

Consequently, the Fund Expenses paragraph on page 10 of the Prospectus is deleted and replaced with the following:

Fund Expenses
The Fund is responsible for its own operating expenses. However, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, and dividends on securities sold short and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.66% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap will remain in effect through at least February 29, 2020 and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

Please retain this Supplement with the Prospectus